UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2016

SEQUENOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29101	77-0365889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 John Hopkins Court, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 202-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 11, 2016, Sequenom, Inc. (the “Company”) issued a press release announcing selected preliminary financial and operational results for the quarter and year ended December 31, 2015. A copy of the press release is attached as Exhibit 99.1 to this current report.

On January 13, 2016, Dirk van den Boom, the Company’s President and Chief Executive Officer, will present at the JP Morgan 34th Annual Healthcare Conference in San Francisco, CA, starting at 4:00 pm Pacific time to provide an overview of and update on the Company. The presentation is expected to last approximately 30 minutes and will be webcast live through the “Invest” section of the Company’s website at www.sequenom.com. A replay will be available for 90 days following the initial presentation webcast at http://jpmorgan.metameetings.com/confbook/healthcare16/directlink?p=19842.

The information in this Item 2.02, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, whether filed before or after the date hereof regardless of any general incorporation language in any such filing, unless we expressly set forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 7.01	Regulation FD Disclosure.

The information contained in Item 2.02, Results of Operations and Financial Condition, is incorporated herein by reference in its entirety. In addition, in connection with the Company’s participation at the J.P. Morgan 34th Annual Healthcare Conference on January 13, 2016 as referenced above, the Company is reporting on the status of its oncology development program. The Company is currently developing an RUO assay with an initial focus on the detection and molecular profiling of late stage non-hematologic malignancies, where tissue biopsies are not available or too risky to obtain. Milestones achieved include:

•	Development of the most comprehensive circulating tumor DNA assay covering a breadth of cancer types by analyzing over 130 cancer-related genes that are associated with a Food and Drug Administration (FDA)-approved drug treatment, included in professional society guidelines, linked to targeted therapies currently in clinical trials, or part of well-documented cancer pathways

•	Establishment of a network of key opinion leaders in the therapy selection and monitoring space

•	Development of data interpretation and delivery solutions

•	High sensitivity (<0.5% mutation frequency) and high specificity (>99.999%)

•	Commencement of investigator initiated studies

Item 8.01	Other Events.

The information contained in Item 2.02, Results of Operations and Financial Condition, is incorporated herein by reference in its entirety.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks are described more fully in the registrant’s filings with the Securities and Exchange Commission, including without limitation the registrant’s most recent Quarterly Report on Form 10-Q and other documents subsequently filed with or furnished to the Securities and Exchange Commission. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. The registrant undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated January 11, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

Dated: January 11, 2016	By:	/s/ Jeffrey D. Linton
	Name:	Jeffrey D. Linton
	Title:	Senior Vice President, General Counsel & Secretary